Note 44 - Administration Costs	12 Months Ended
Dec. 31, 2017
Classes Of Employee Benefits Expense
Personnel Expenses Explanatory

Administration costs

Personnel expenses

The breakdown of the balance under this heading in the accompanying consolidated income statements is as follows

Personnel Expenses (Millions of euros)
	Notes	2017	2016	2015
Wages and salaries		5,163	5,267	4,868
Social security costs		761	784	733
Defined contribution plan expense	25	87	87	84
Defined benefit plan expense	25	62	67	57
Other personnel expenses		497	516	531
Total		6,571	6,722	6,273

The breakdown of the average number of employees in the BBVA Group in the year ended December 31, 2017, 2016 and 2015 by professional categories and geographical areas is as follows

Average Number of Employees by Geographical Areas
	2017	2016	2015
Spanish banks
Management Team	1,026	1,044	1,026
Other line personnel	22,180	23,211	22,702
Clerical staff	3,060	3,730	4,033
Branches abroad	603	718	747
Subtotal	26,869	28,703	28,508
Companies abroad
Mexico	30,664	30,378	29,711
United States	9,532	9,710	9,969
Turkey	23,154	23,900	11,814
Venezuela	4,379	5,097	5,183
Argentina	6,173	6,041	5,681
Colombia	5,374	5,714	5,628
Peru	5,571	5,455	5,357
Other	5,501	5,037	4,676
Subtotal	90,348	91,332	78,019
Pension fund managers	362	335	332
Other non-banking companies	14,925	16,307	17,337
Total	132,504	136,677	124,196
Of Which:
Men	60,730	62,738	57,841
Women	71,774	73,939	66,355
Of Which:
BBVA, S.A.	26,869	25,979	25,475

The breakdown of the number of employees in the BBVA Group as of December 31, 2017, 2016 and 2015 by category and gender is as follows

Number of Employees at the period end. Professional Category and Gender
	2017		2016		2015
	Male	Female	Male	Female	Male	Female
Management Team	1,244	342	1,331	350	1,493	365
Other line personnel	38,670	39,191	38,514	39,213	38,204	38,868
Clerical staff	20,639	31,770	22,066	33,318	23,854	35,184
Total	60,553	71,303	61,911	72,881	63,551	74,417

Share-based employee remuneration

The amounts recognized under the heading “Administration costs - Personnel expenses - Other personnel expenses” in the consolidated income statements for the year ended December 31, 2017, 2016 and 2015 correspond to the plans for remuneration based on equity instruments in each year, amounted to €38 million, €57 million and €38 million, respectively. These amounts have been recognized with a corresponding entry under the heading “Shareholders’ funds - Other equity instruments” in the accompanying consolidated balance sheets, net of tax effect.

The characteristics of the Group's remuneration plans based on equity instruments are described below.

System of Variable Remuneration in Shares

In BBVA, the annual variable remuneration applying generally to all employees consists of one incentive, to be paid in cash, awarded once a year and linked to the achievement of predetermined objectives and to a sound risk management (hereinafter, the “Annual Variable Remuneration”).

According to the remuneration policy for BBVA Group, in force until 2016, the specific settlement and payment system for the Annual Variable Remuneration applicable to those employees and senior managers whose professional activities have a significant impact on the Group’s risk profile including the executive directors and members of BBVA Senior Management (hereinafter, the "Identified Staff"), which includes, among others, the payment in shares of part of their Annual Variable Remuneration.

This remuneration policy was approved, with respect to BBVA directors, by the Annual General Shareholders’ Meeting held on March 13, 2015.

The specific rules of the settlement and payment system of 2016 Annual Variable Remuneration which have given rise to the delivery of shares in 2017 to executive directors and members of the Senior Management are described in Note 54, while the rules listed below were established to the rest of the Identified Staff:

  The Annual Variable Remuneration of Identified Staff members would be paid in equal parts in cash and in BBVA shares.
  The payment of 40% of the Annual Variable Remuneration, both in cash and in shares, would be deferred in its entirety for a three–year period. Its accrual and payment would be subject to compliance with certain multi-year performance indicators related to the share performance and the Group’s fundamental control and risk management metrics regarding solvency, liquidity and profitability, which would be calculated over the deferral period (hereinafter “Multi-year Performance Indicators”). These Multi-year Performance Indicators could lead to a reduction in the amounts deferred, and might even bring it down to zero, but they would not be used under any circumstances to increase the aforementioned deferred remuneration.
  All the shares delivered pursuant to the rules indicated above would be withheld for a period of one year from the date of delivery. This withholding would be applied over the net amount of the shares, after discounting the necessary part to pay any tax accruing on the shares received.
  A prohibition was also established against hedging, both regarding vested shares that were withheld and shares whose delivery was pending.
  Moreover, circumstances were established under which the payment of the deferred Annual Variable Remuneration could be limited or impeded ("malus" clauses), as well as the adjustment to update these deferred parts.
  Finally, the variable component of the remuneration corresponding to a year for the Identified Staff would be limited to a maximum amount of 100% of the fixed component of total remuneration, unless the General Meeting resolved to increase such limit which, in any event, could not exceed 200% of the fixed component of total remuneration.

In this regard, the Annual General Meeting resolved, in line with applicable legislation, the application of the maximum level of variable remuneration up to 200% of the fixed remuneration for a specific group of employees whose professional activities have a material impact on the Group’s risk profile, and to enlarge this group, whose variable remuneration will be subject to the maximum threshold of 200% of the fixed component of their total remuneration. This is entirely consistent with the Recommendations Report issued by the BBVA's Board of Directors.

According to the settlement and payment scheme indicated, during 2017, members of the Identified Staff received a total amount of 6,481,409 shares corresponding to the initial payment corresponding to 2016 Annual Variable Remuneration to be delivered in shares.

Additionally, the remuneration policy prevailing until 2014 provided for a specific settlement and payment scheme for the variable remuneration of the Identified Staff that established a three-year deferral period for the Annual Variable Remuneration, being the deferred amount paid in thirds over this period in equal parts, in cash and in BBVA shares.

According to this prior scheme, during 2017, the members of the Identified Staff received the shares corresponding to the deferred parts of the Annual Variable Remuneration from previous years, and their corresponding adjustments in cash, delivery of which corresponded in 2017, were delivered to the beneficiary members of the Identified Staff, resulting in (i) a total amount of 943,955 shares corresponding to the second deferred third of the 2014 Annual Variable Remuneration and €697,583 as adjustments for updates of the shares granted; and (ii) a total amount of 437,069 shares corresponding to the last deferred third of the 2013 Annual Variable Remuneration and €501,318 in adjustments for updates.

The information on the delivery of shares to executive Directors and senior management corresponding to the deferred parts of the Annual Variable Remuneration from previous years and their corresponding adjustments in cash, are detailed in Note 54.

Additionally, in line with specific regulation applicable in Portugal and Brazil, BBVA identifies those employees that, according to local regulators, should be subject to a specific settlement and payment scheme of the Annual Variable Remuneration.

According to this regulation, during 2017 a number of 49,798 shares corresponding to the initial payment of 2016 Annual Variable Remuneration were delivered to these beneficiaries.

Additionally, during 2017 the shares corresponding to the deferred parts of the Annual Variable Remuneration and their corresponding adjustments in cash, were delivered to these beneficiaries, giving rise in 2017, of a total of 10,485 shares corresponding to the first deferred third of the 2015 Annual Variable Remuneration, and €3,869 as adjustments for updates of the shares granted; a total of 7,201 shares corresponding to the second third of the 2014 Annual Variable Remuneration, and €5,322 as adjustments for updates of the shares granted; and a total of 5,757 shares corresponding to the final third of the 2013 Annual Variable Remuneration, and €6,603 as adjustments for updates of the shares granted.

Additionally, BBVA Compass' remuneration structure included a long-term incentive programme in shares for employees in certain key positions. This plan is applicable for a three-year term and consisted in the delivery of a number of shares to its beneficiaries, subject to their permanence in the company for a period of three years.

During 2017, a number of 331,111 shares corresponding to this programme were delivered.

Remuneration policy applicable from 2017 onwards

The Bank has modified its remuneration policy applicable to the Identified Staff and to BBVA Directors for the years 2017, 2018 and 2019, aimed at improving alignment with new regulatory requirements, best market practices and BBVA’s organization and internal strategy. This policy was approved, with respect to Identified Staff, by the Board of Directors held in 9 February 2017, and, with respect to BBVA directors, by the General Shareholders’ Meeting held on March 17, 2017.

The new remuneration policy includes a specific settlement and payment system of the Annual Variable Remuneration applicable to the Identified Staff, including directors and senior management, under the following rules, among others:

  A significant percentage of variable remuneration – 60% in the case of executive directors, Senior Management and those Identified Staff members with particularly high variable remuneration, and 40% for the rest of the Identified Staff– shall be deferred over a five- year period, in the case of executive directors and Senior Management, and over a three-year period, for the remaining Identified Staff.
  50% of the variable remuneration of each year (including both upfront and deferred portions), shall be established in BBVA shares, albeit a larger proportion (60%) in shares shall be deferred in the case of executive directors and Senior Management.
  The variable remuneration will be subject to ex ante adjustments, so that it will not be accrued, or will be accrued in a reduced amount, should a certain level of profit or capital ratio not be obtained. Likewise, the Annual Variable Remuneration will be reduced upon performance assessment in the event of negative evolution of the Bank’s results or other parameters such as the level of achievement of budgeted targets.
  The deferred component of the variable remuneration (in shares and in cash) may be reduced in its entirety, yet not increased, based on the result of multi-year performance indicators aligned with the Bank’s fundamental risk management and control metrics, related to the solvency, capital, liquidity, funding or profitability, or to the share performance and recurring results of the Group.
  During the entire deferral period (5 or 3 years, as applicable) and retention period, variable remuneration shall be subject to malus and clawback arrangements, both linked to a downturn in financial performance of the Bank, specific unit or area, or individual, under certain circumstances.
  All shares shall be withheld for a period of one year after delivery, except for those shares required to honor the payment of taxes.
  No personal hedging strategies or insurance may be used in connection with remuneration and responsibility that may undermine the effects of alignment with sound risk management.
  The deferred amounts in cash subject to multi-year performance indicators that are finally paid shall be subject to updating, in the terms determined by the Bank’s Board of Directors, upon proposal of the Remunerations Committee, whereas deferred amounts in shares shall not be updated.
  Finally, the variable component of the remuneration of the Identified Staff members shall be limited to a maximum amount of 100% of the fixed component of total remuneration, unless the General Meeting resolves to increase this percentage up to 200%.

In this regard, the General Meeting held on March, 17 2017 resolved to increase the maximum level of variable remuneration to 200% of the fixed component for a number of the Identified Staff, in the terms indicated in the Report of Recommendations issued for this purpose by the Board of Directors dated 9 February 2017.

In accordance with the new remuneration policy applicable to the Identified Staff, malus and clawback arrangements will be applicable to the Annual Variable Remuneration awarded as of the year 2016, inclusive, for each member of the Identified Staff.

According to this new policy, the first disbursement in shares will be the upfront payment of the 2017 Annual Variable Remuneration, in equal parts in BBVA shares and in cash, which will take place in 2018

Other administrative expenses

The breakdown of the balance under this heading in the accompanying consolidated income statements is as follows

Other Administrative Expenses (Millions of euros)
	2017	2016	2015
Technology and systems	692	673	625
Communications	269	294	281
Advertising	352	398	387
Property, fixtures and materials	1,033	1,080	1,030
Of which: Rent expenses (*)	581	616	591
Taxes other than income tax	456	433	466
Other expenses	1,738	1,766	1,775
Total	4,541	4,644	4,563

(*) The consolidated companies do not expect to terminate the lease contracts early